Other income (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024		Dec. 31, 2023
Other income.
Gain on disposal of subsidiary	$ 177.7	$ 83.8
Other income	1.5	1.9		$ 0.1
Insurance claims	0.4	0.1		0.3
Total other income	$ 179.6	$ 85.8	[1]	$ 0.4	[1]

[1]	The results for the years ended December 31, 2024 and December 31, 2023 have been re-presented to reflect that the results of the Latam segment are now reported as a discontinued operation. See note 32.1 for more information